UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006 (February 2, 2006)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
SIGNATURES

Item 1.01. Entry Into a Material Definitive Agreement
     On February 2, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of AmSurg Corp. (the “Company”) approved certain resolutions, including resolutions with respect to the following actions:
     Salary Increases. The Committee approved increases in the base salaries of the Company’s executive officers as follows:

Name	Title	Old Base Salary	New Base Salary
Ken P. McDonald	President and Chief Executive Officer	$462,000	$485,100
Claire M. Gulmi	Executive Vice President, Chief	288,750	325,000
	Financial Officer and Secretary
David L. Manning	Executive Vice President, Development	288,750	325,000
Royce T. Harrell	Senior Vice President, Corporate Services	208,000	218,500
Frank J. Coll	Senior Vice President, Operations	225,000	260,000
     Cash Bonus Plan. The Committee approved the Company’s Cash Bonus Plan for 2006. Pursuant to the 2006 Cash Bonus Plan, employees of the Company, including the executive officers, are eligible to receive cash bonuses based upon the Company’s attainment of certain earnings targets and other specific targets related to an employee’s specific area of responsibility, including surgery center profits and new acquisition and development transactions, in each case as determined by the Committee. For 2006, bonuses for Mr. McDonald and Ms. Gulmi will be based 50% upon the attainment of Company earnings targets, 33% upon targets related to surgery center profits, and 17% upon targets related to new acquisition and development transactions; Mr. Harrell’s bonus will be based 33% upon the attainment of Company earnings targets, 50% upon targets related to surgery center profits, and 17% upon targets related to new acquisition and development transactions; and Mr. Coll’s bonus will be based 33% upon the attainment of Company earnings targets, 50% upon targets related to surgery center profits, and 17% upon targets related to new acquisition and development transactions. Mr. Manning is eligible to receive a cash bonus of up to 30% of his base salary based upon the attainment of Company earnings targets and up to 10% of his base salary based upon targets related to profits for newly acquired surgery centers. Mr. Manning is eligible to receive an additional cash bonus based upon the number of new acquisition and development transactions completed during 2006. The maximum total bonus award that executive officers can receive ranges from 60% to 100% of base salary for 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Duly Authorized Officer)

Date: February 8, 2006